UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2024

EARGO, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-39616 (Commission File Number)	27-3879804 (IRS Employer Identification No.)

2665 North First Street, Suite 300 San Jose, California (Address of Principal Executive Offices)		95134 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 351-7700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

As previously disclosed, Eargo, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated as of October 29, 2023 (the “Merger Agreement”), with PSC Echo Parent LLC, a Delaware limited liability company (“Parent”), and PSC Echo Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). On February 16, 2024 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law (the “DGCL”), Merger Sub merged with and into the Company, with the Company surviving such merger as the surviving corporation (the “Merger”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Closing of the Merger

On the Closing Date, Parent completed the acquisition of the Company. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $0.0001 par value per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time, other than certain excluded shares pursuant to the terms of the Merger Agreement, was cancelled and extinguished and automatically converted into and shall thereafter represent the right to receive an amount in cash equal to $2.55 per share of Company Common Stock (the “Merger Consideration”), payable to the holder thereof, without interest and subject to applicable tax withholding, subject to and in accordance with the terms and conditions of the Merger Agreement.

In addition, at the Effective Time, each option to purchase shares of Company Common Stock granted by the Company that was outstanding and unexercised immediately prior thereto, whether vested or unvested, was cancelled and converted into the right to receive an amount in cash, without interest and subject to applicable tax withholding, equal to the product obtained by multiplying (A) the aggregate number of shares of Company Common Stock subject to such option immediately prior to the Effective Time by (B) the excess, if any, of the Merger Consideration over the exercise price per share of such option. Any option that had a per share exercise price that was greater than or equal to the Merger Consideration was cancelled for no consideration as of the Effective Time. At the Effective Time, each Company RSU Award (as defined in the Merger Agreement) granted by the Company that was outstanding immediately prior thereto was cancelled and converted into the right to receive an amount in cash, without interest and subject to applicable tax withholding (the “RSU Cash Replacement Award”), equal to the product obtained by multiplying (A) the aggregate number of shares of Company Common Stock subject to such option immediately prior to the Effective Time by (B) the Merger Consideration, less any applicable tax withholding. Subject to certain exceptions, such RSU Cash Replacement Awards have the same terms and conditions (including with respect to vesting) as applied to the Company RSU Award for which they were exchanged.

The foregoing description of the Merger and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 30, 2023 and incorporated herein by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

In connection with the closing of the Merger, the Company notified NASDAQ Stock Market (“Nasdaq”) that the Merger had been consummated and, as a result, trading of the Company’s securities on Nasdaq has been halted prior to the opening of Nasdaq on the Closing Date. The Company requested Nasdaq to file with the SEC a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the Company’s securities from Nasdaq and the deregistration of the Company’s securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a Form 15 suspending the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introduction and under Item 2.01  and Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

At the Effective Time, (i) the Company’s certificate of incorporation was amended and restated in its entirety and (ii) the Company’s bylaws were amended and restated in their entirety, each in accordance with the terms of the Merger Agreement and the DGCL.

Copies of the Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On February 16, 2024, the Company issued a press release (the “Press Release”) announcing the closing of the Merger.

A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of October 29, 2023, by and among PSC Echo Parent LLC, PSC Echo Merger Sub Inc. and Eargo, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on October 30, 2023).

3.1	Amended and Restated Certificate of Incorporation of Eargo, Inc.
3.2	Amended and Restated Bylaws of Eargo, Inc.
99.1	Press Release, Dated February 16, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARGO, INC.

Date:	February 16, 2024	By:	/s/ William Brownie
William Brownie Interim Chief Executive Officer and Chief Operating Officer